UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2015

Harrison Vickers and Waterman Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-162072	26-2883037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 U.S. Highway 1,

Suite 200

North Palm Beach, FL 33408

(Address of principal executive offices)

129 Glenwood Road

Glenwood Landing, NY 11547

(Former address)

Registrant’s telephone number, including area code: (561) 227-2727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On May 8, 2015, the Board of Directors (the “Board”) of Harrison, Vickers and Waterman Inc. (the “Company”) notified Li and Company, PC (“Li and Company”) that it had determined to dismiss them as the Company’s independent registered public accounting firm, effective as of May 8, 2015. Also on May 8, 2015, the Board determined to engage Scrudato & Co., PA (“Scrudato”) as its new independent registered public accounting firm to replace Li and Company.

Li and Company’s reports on the Company’s financial statements as of and for the two years ended June 30, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Li and Company’s reports contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

The decision to dismiss Li and Company and to engage Scrudato as the Company’s new auditor (as discussed below) was approved by the Board.

During the Company’s two fiscal years ended June 30, 2014 and 2013, and in the subsequent interim period through May 8, 2015 (the date of dismissal of Li and Company), there were no disagreements between the Company and Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li and Company, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

The Company provided Li and Company with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”), and requested Li and Company furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Li and Company’s letter, dated May 22, 2015, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On May 8, 2015, the Board determined to engage Scrudato as its new independent registered public accounting firm responsible for auditing its financial statements. During the Company’s two fiscal years ended June 30, 2014 and 2013, and in the subsequent interim period through May 8, 2015, neither the Company, nor anyone on its behalf, consulted with Scrudato with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Scrudato that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Li and Company, PC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2015	Harrison Vickers and Waterman Inc.

	By:	/s/ Roy Warren
	Name:	Roy Warren
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Li and Company, PC to the Securities and Exchange Commission